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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) January 2, 2001
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MediaNews Group, Inc.
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 (Exact name of registrant as specified in its charter)




Delaware                                                        76-0425553
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)





1560 Broadway, Suite 2100, Denver, CO                                      80202
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code     303-563-6360
                                                   -----------------------------





                                      N/A
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         (Former name or former address, if changed since last report.)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On January 2, 2001, MediaNews Group, Inc. (the "Registrant") purchased Kearns-Tribune, LLC from AT&T Broadband for $200.0 million in cash. Kearns-Tribune owns the masthead of The Salt Lake Tribune and a 50% interest in the Newspaper Agency Corporation ("NAC"). The NAC is operated under the terms of a Joint Operating Agreement ("JOA") between Kearns-Tribune, LLC and the Deseret News Publishing Company. Under the terms of the JOA, the NAC is responsible for performing all the business functions of The Salt Lake Tribune and the Deseret News, including advertising and circulation sales, production and distribution. News and editorial related to The Salt Lake Tribune are completely separate from the NAC and are the responsibilities of Kearns-Tribune, LLC. While Kearns-Tribune, LLC owns 50% of the NAC, the net income of the NAC is distributed 58% to the Kearns-Tribune, LLC and 42% to Deseret News Publishing Company.

     In conjunction with the acquisition of the Kearns-Tribune, LLC, the Registrant entered into an amended and restated Credit Agreement dated January 2, 2001. The amended and restated Credit Agreement provides for a $125.0 million term loan in addition to the Registrant's existing $350.0 million Bank Credit Facility. Borrowings under the term loan and the Bank Credit Facility were used to fund the majority of the purchase price of the Kearns-Tribune, LLC.

     The descriptions of the acquisition transaction and the amended and restated Credit Agreement, set forth herein are qualified in their entirety by the provisions of the acquisition and amended and restated Credit Agreement, which are attached hereto as exhibits.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     a.  Financial Statements of Businesses Acquired

         Because it is impracticable at this time to file the financial statements required under this Item, such information is not included in this report. The required financial statements will be filed at the earliest practicable date and, in any event, no later than March 18, 2001.

     b.  Unaudited Pro Forma Financial Information

         Because it is impracticable at this time to file the pro forma financial information required under this Item, the required information will be filed at the earliest practicable date and, in any event, no later than March 18, 2001.

     c.  Exhibits

         2.1 Acquisition Agreement by and between MediaNews Group, Inc. and AT&T Broadband, LLC, dated December 1, 2000.

         2.2 Credit Agreement, dated as of May 12, 1999, as Amended and Restated as of January 2, 2001.



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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MEDIANEWS GROUP, INC.


Date:   January 11, 2001                BY:  /s/ Joseph J. Lodovic, IV
     -----------------------                 -----------------------------------
                                             Joseph J. Lodovic, IV
                                             Executive Vice President,
                                             Chief Financial Officer






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                                 EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

2.1            Acquisition Agreement by and between MediaNews Group, Inc. and
               AT&T Broadband

2.2            Credit Agreement